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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 23, 2004

                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

         ILLINOIS                       0-19594                 95-3790111
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)


              850 E. ALGONQUIN RD., SUITE 100, SCHAUMBURG, IL 60173
                    (Address of principal executive offices)


                                 (847) 839-3939
              (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)  Exhibits.


     EXHIBIT NO.                               EXHIBIT
 -------------------  ----------------------------------------------------------
        99.1 Press Release of Insurance Auto Auctions, Inc. (the "Company"), dated April 23, 2004, disclosing the
                      Company's financial results for the first quarter of 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

         The following information is furnished pursuant to Item 12. "Results of Operations & Financial Condition" in accordance with SEC Release No. 33-8216.

         On April 23, 2004, the Company issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Insurance Auto Auctions, Inc.

       Dated: April 23, 2004

                                         By:   /s/ Thomas C. O'Brien
                                               ---------------------------------
                                               Thomas C. O'Brien
                                               Chief Executive Officer











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                                INDEX OF EXHIBITS


     EXHIBIT NO.                             EXHIBIT
--------------------  ----------------------------------------------------------
        99.1 Press Release of Insurance Auto Auctions, Inc. (the "Company"), dated April 23, 2004, disclosing the Company's financial results for the first quarter of 2004.
















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